UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2011

Date of reporting period:	September 1, 2010 — August 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PNVAX

Putnam International Capital Opportunities Fund

Annual report
8|31|11

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
International Capital
Opportunities Fund

Annual report
8 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Trustee approval of management contract	17

Other information for shareholders	22

Financial statements	23

Federal tax information	53

About the Trustees	54

Officers	56

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The use of derivatives involves additional risks, such as the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound.

Message from the Trustees

Dear Fellow Shareholder:

Markets around the world are grappling with heightened volatility. In the United States, persistently high unemployment and other weak economic data have fueled investors’ risk aversion, while in Europe the sovereign debt crisis shows little sign of abating. Certain bright spots do exist, but it is clear that volatility and uncertainty will remain with us for the near term.

We believe it is important to consult your financial advisor in times like these to consider whether your portfolio reflects an appropriate degree of diversification. In responding to this need, Putnam offers funds with strategies that seek to limit volatility and also employs an active, research-based investment approach that is designed to offer shareholders a potential advantage in this climate by looking for new growth opportunities and seeking to guard against downside risk.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam International Capital Opportunities Fund

Tapping a world of potential in small international companies

In international economies, as in the United States, small and midsize companies can offer attractive long-term investment potential. Since 1995, Putnam International Capital Opportunities Fund has sought to capitalize on this large and diverse universe of stocks. Backed by a team of highly skilled equity analysts, the fund's managers have the flexibility to invest in growth- and value-style stocks.

A diverse range of markets

Putnam International Capital Opportunities Fund invested in 32 countries outside the United States as of August 31, 2011.

Fundamental business strength and attractive valuations

Putnam International Capital Opportunities Fund holdings
U.S. small-cap stocks
15.35%
10.07%
10.19x
16.34x
Return on equity (ROE)
(most recent fiscal year-end results)
Price/earnings ratio
(projected for coming one year)

Data as of 8/31/11.

ROE is a company's net income divided by average common shareholders' equity in the company. Data exclude stocks with an ROE less than zero or greater than 100.

Price/earnings ratio is the market capitalization divided by after-tax earnings.

U.S. small-cap stocks are represented by the Russell 2000 Index. It is not possible to invest directly in an index.

"We determine a value for companies by analyzing cash flows, earnings, and balance sheets, and we try to own companies when we believe their stocks are priced at a discount to our estimate of their intrinsic value."

Joseph P. Joseph
Portfolio Manager
Putnam International Capital Opportunities Fund

2
3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Joseph P. Joseph

What drove Putnam International Capital Opportunities Fund’s results for the annual period?

The fund underperformed its benchmark and Lipper peer group average because of lagging performance across our consumer discretionary stock positions — particularly in Japan — which suffered in the wake of broad-based economic concerns, as well as the earthquake/tsunami and nuclear crisis. In addition, the fund’s relative results lagged because we de-emphasized the materials sector, particularly gold companies, which performed well during the period.

What is your view on the recent volatility in international markets?

Europe’s ongoing debt crisis was the primary cause of the turmoil. In the face of broad uncertainty and bleak headlines for European sovereign debt, investors gravitated toward companies whose cash flows appeared fairly certain for now — companies that we generally find fairly valued or overvalued. Investors’ flight to perceived safety extended to currency markets as well, and the yen, which was viewed as one of the safe havens among global currencies, appreciated in value. This development hurt Japan’s exporters and thus proved a drag on performance for many Japanese stocks, including a variety of positions in the portfolio.

In addition to the impact of yen appreciation, did the fund maintain any currency positions that affected performance?

We used currency forwards to hedge portions of our foreign currency exposures and to gain exposures that we believed would be advantageous for the fund. Overall, the fund experienced a positive impact from these currency positions during the period.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/11. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

As the sovereign debt crisis unfolded in Europe, concerns flared up over the credit-worthiness of European banks. What is the nature of the fund’s exposure to financials?

We modestly reduced the fund’s position in the financials sector over the period, and as of period-end, had a smaller-than-benchmark exposure. We have generally avoided the stocks of banks located in those countries experiencing distress over sovereign debt issues. Instead, we have focused on well-capitalized banks with strong credit profiles that are located in relatively non-distressed countries. In addition, since the beginning of 2009, we have maintained a greater-than-benchmark position in the stocks of asset managers — financial entities that appear to have few balance sheet risks but enjoy the potential for strong cash flow generation and high returns on capital.

In terms of country weights, Japan and the United Kingdom are the largest positions in the fund. What are your thoughts on Japanese and U.K. equities?

The fund’s biggest country overweight relative to the benchmark is Japan, where stocks, as I mentioned, proved a drag on performance. In our analysis, though, many Japanese stocks are very cheap by historical standards and represent compelling value for a variety of fundamental reasons. In reaction to the stronger yen in recent quarters, moreover, a broad array of Japanese companies are taking steps to improve their earnings potential, including aggressive cost-cutting and moving some production capacity offshore. If the yen enters a period of stabilization, we believe many Japanese companies will stand to benefit, and thus we continue to emphasize Japanese equities in the fund.

Country allocations are shown as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any. Weightings will vary over time.

The United Kingdom represents the second-largest country weight in absolute terms, but it is an underweight position in the fund relative to the benchmark. A select group of U.K. consumer discretionary stocks are attractively valued, in our opinion — particularly homebuilder stocks, some of which are trading at a deep discount to what we consider their appropriate value. We are heartened, furthermore, by the U.K. government’s efforts to support the country’s real estate sector. By pursuing measures to restart this important engine of economic growth, the government is setting the groundwork for U.K. homebuilding companies to outperform, and we remain optimistic about the long-term performance potential of this industry.

Which stocks were top contributors to results during the period?

One of the top contributors was the stock of Radiant Opto-Electronics, a Taiwan-based semiconductor company that makes backlight units for smartphones and tablet computers such as Apple’s iPad. This out-of-benchmark position advanced during the period on strong sales and increasing profits.

TGS-NOPEC, a Norwegian seismic research company, also helped performance. The company has a library of 3D geographical imagery used by oil companies for offshore prospecting. A direct beneficiary of rising oil prices and oil companies’ commitment to increased spending on resource exploration

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/11. Short-term holdings are excluded. Holdings will vary over time.

and development, TGS-NOPEC offers compelling value, in our view, and we maintain a benchmark-relative overweight position in this stock.

LG Fashion, a South Korea-based apparel retailer, is a greater-than-benchmark position and one of the fund’s top 10 holdings in terms of net assets as of period-end. The company has been growing its store base rapidly, and has earned returns significantly above its cost of capital, which led to share-price appreciation.

Which holdings detracted from results during the period?

The top detractor was Longtop, an information-technology services provider to large banks in China. We eliminated this position before the fund’s fiscal year-end.

Eniro, a telephone directory service based in Sweden, was the second-largest detractor from results. As we discussed in the fund’s most recent semiannual report, the company is transitioning from publishing paper telephone directories in Europe to an online business model. We continue to believe in the company’s ability to be successful in its transition to the online model, which could prove quite profitable in the long run, and thus we maintain the fund’s overweight position in the stock relative to the benchmark.

Shares of DNO, a Norway-based oil exploration and production company that has some of its assets based in Iraq, suffered on concerns over disruptions in oil production. We continue to believe in the potential of this out-of-benchmark stock, and maintain the fund’s exposure to it.

What is your outlook for international small and midsize companies and for the fund?

The volatility we’re witnessing today is in part the result of the transition from global

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

recovery to a more subdued, though varied, economic picture across a number of countries and regions. In our view, Europe is the linchpin at this stage, and we expect that the increasingly bleak fiscal situation among Europe’s peripheral countries will have ripple effects for markets globally. The question is: How deeply will these disruptions be felt by the rest of Europe and the world?

Despite recent market volatility, we continue to see signs of improving profitability and revenue growth for many of the companies in the portfolio. Based on our fundamental analysis of individual small and midsize companies, we remain optimistic about the future, and continue to find the most attractive upside potential in technology and consumer discretionary stocks. In line with our positive assessment of the quality, valuation, and cash flow of companies in these sectors, we are less exposed than the benchmark to defensive sectors like consumer staples and utilities.

With respect to Japan, where the fund maintains a sizeable overweight position relative to the benchmark, we feel confident that many companies are now trading at their cheapest valuations in a decade or more. Lastly, as we believe these companies are proactively making changes to counteract the effects of a strong yen, we think the companies to which the fund is exposed are well positioned to realize some of their upside potential in the future.

Thank you, Joe, for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Joseph P. Joseph has an M.B.A. from the Stern School of Business at New York University and a B.A. from Loyola College. A Certified Public Accountant, he joined Putnam in 1994 and has been in the investment industry since 1987.

In addition to Joseph, your fund’s portfolio managers are Randy J. Farina and John McLanahan.

IN THE NEWS

With economic storm clouds darkening, the Organisation for Economic Co-operation and Development (OECD) recently slashed its growth forecasts for the United States and many other countries for the remainder of 2011. In its interim forecast, released in early September, the OECD estimates that the United States economy will grow 1.1% in the third quarter and 0.4% in the fourth, down from the 2.9% and 3% growth it had predicted in May. Meanwhile, the OECD predicts that Japan will expand 4.1% in the third quarter before stagnating in the fourth, and that the German economy will grow 2.6% in the third quarter and shrink 1.4% in the fourth. For the third and fourth quarters, the United Kingdom is expected to grow 0.4% and 0.3%, respectively. The OECD also said that central banks around the world should be ready to ease monetary policy if economies weaken further.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.96%	10.54%	10.12%	10.12%	10.13%	10.13%	10.40%	10.15%	10.70%	11.16%

10 years	127.63	114.50	110.85	110.85	111.05	111.05	116.42	108.86	122.57	133.21
Annual average	8.57	7.93	7.75	7.75	7.76	7.76	8.03	7.64	8.33	8.84

5 years	9.26	2.99	5.19	3.20	5.25	5.25	6.59	2.86	7.94	10.66
Annual average	1.79	0.59	1.02	0.63	1.03	1.03	1.28	0.57	1.54	2.05

3 years	5.05	–1.00	2.67	–0.33	2.73	2.73	3.50	–0.13	4.30	5.85
Annual average	1.66	–0.33	0.88	–0.11	0.90	0.90	1.15	–0.04	1.41	1.91

1 year	16.26	9.57	15.40	10.40	15.38	14.38	15.71	11.67	15.99	16.58

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after CDSC reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund’s prospectus.

Comparative index returns For periods ended 8/31/11

	S&P Developed Ex-U.S.	Lipper International Small/Mid-Cap
	SmallCap Index	Core Funds category average*

Annual average (life of fund)	6.85%	10.23%

10 years	161.93	118.45
Annual average	10.11	7.94

5 years	8.78	3.74
Annual average	1.70	0.66

3 years	8.51	6.43
Annual average	2.76	2.03

1 year	19.67	17.90

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/11, there were 50, 42, 27, 19, and 5 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $21,085 and $21,105, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $20,886. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $22,257 and $23,321, respectively.

Fund price and distribution information For the 12-month period ended 8/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	1	1		1	1

Income	$0.300		—	$0.051	$0.129		$0.229	$0.384

Capital gains	—		—	—	—		—	—

Total	$0.300		—	$0.051	$0.129		$0.229	$0.384

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/10	$28.17	$29.89	$27.80	$27.87	$27.95	$28.96	$27.73	$28.22

8/31/11	32.47	34.45	32.08	32.11	32.22	33.39	31.95	32.54

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/28/95)		(10/30/96)		(7/26/99)		(10/30/96)		(1/21/03)	(2/1/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.82%	9.41%	9.00%	9.00%	9.01%	9.01%	9.27%	9.03%	9.57%	10.02%

10 years	141.12	127.27	123.48	123.48	123.61	123.61	129.38	121.29	135.87	147.11
Annual average	9.20	8.56	8.37	8.37	8.38	8.38	8.66	8.27	8.96	9.47

5 years	–7.01	–12.36	–10.47	–12.17	–10.43	–10.43	–9.29	–12.47	–8.10	–5.83
Annual average	–1.44	–2.60	–2.19	–2.56	–2.18	–2.18	–1.93	–2.63	–1.68	–1.19

3 years	9.69	3.37	7.23	4.23	7.25	7.25	8.04	4.27	8.88	10.48
Annual average	3.13	1.11	2.35	1.39	2.36	2.36	2.61	1.40	2.88	3.38

1 year	–11.61	–16.70	–12.28	–16.67	–12.28	–13.16	–12.05	–15.12	–11.82	–11.40

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 8/31/10	1.62%	2.37%	2.37%	2.12%	1.87%	1.37%

Annualized expense ratio for the six-month period
ended 8/31/11*†	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.14% in annualized performance fees for the six months ended 8/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2011, to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.68	$10.22	$10.22	$9.04	$7.86	$5.50

Ending value (after expenses)	$880.40	$877.20	$877.10	$878.40	$879.40	$881.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2011, use the following calculation method. To find the value of your investment on March 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.17	$10.97	$10.97	$9.70	$8.44	$5.90

Ending value (after expenses)	$1,018.10	$1,014.32	$1,014.32	$1,015.58	$1,016.84	$1,019.36

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

S&P Developed Ex-U.S. SmallCap Index is an unmanaged index of small-cap stocks from developed countries, excluding the United States.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances – for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry – that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The

Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper International Small/Mid-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 58, 48 and 35 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees, while noting that your fund’s investment performance in earlier periods had been favorable, expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2010 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s view that much of the fund’s underperformance over the one-year period was attributable to the fund’s overweight position in Japan, which proved detrimental, and to the fact that, during 2010, macroeconomic factors such as the European sovereign debt crisis caused investors to seek shelter in defensive investments, which outperformed the fund’s generally pro-cyclical portfolio. The Trustees noted that a new portfolio manager had been added to the fund’s portfolio management team in June 2010, and that Putnam Management remained confident in the portfolio management team and its investment process. They also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by affirming its commitment to a fundamental-driven approach to investing and by adjusting the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equity research team and by bringing U.S. and international research under common leadership.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to performance issues, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2011, Putnam employees had approximately $323,000,000 and the Trustees had approximately $70,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders of
Putnam International Capital Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Capital Opportunities Fund (the “fund”) at August 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at August 31, 2011 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 2011

The fund’s portfolio 8/31/11

COMMON STOCKS (98.8%)*	Shares	Value

Australia (5.2%)
Abacus Property Group R	1,893,764	$4,261,987

Alesco Corp., Ltd. S	632,868	1,125,836

Atlas Iron, Ltd. †	1,593,556	6,687,122

Beach Petroleum, Ltd.	2,464,621	2,870,451

Charter Hall Office REIT R	1,161,651	4,191,001

Flight Centre, Ltd. S	226,932	4,841,717

Incitec Pivot, Ltd.	1,264,925	5,112,212

Kagara Zinc, Ltd. †	4,579,822	2,969,541

Mount Gibson Iron Ltd. †	1,537,057	2,760,189

Nufarm, Ltd. †	698,428	2,878,261

Pacific Brands, Ltd.	4,567,759	3,206,704

Sigma Pharmaceuticals, Ltd.	5,067,136	2,784,513

Sims Group, Ltd.	216,116	3,561,406

Wotif.com Holdings, Ltd. S	1,879,949	8,699,672

		55,950,612
Austria (0.7%)
Bank Austria Creditanstalt AG † F	471	—

CA Immobilien Anlagen AG † S	175,442	2,447,193

EVN AG	129,468	2,171,766

Wienerberger AG	239,275	3,411,431

		8,030,390
Belgium (0.7%)
AGFA-Gevaert NV †	446,649	1,395,708

Euronav NV	104,251	955,685

Gimv NV	13,677	773,521

UCB SA	100,765	4,512,752

		7,637,666
Brazil (0.4%)
Embraer SA ADR	151,200	3,854,088

		3,854,088
Canada (9.0%)
Calfrac Well Services, Ltd.	90,600	3,182,681

Canaccord Financial, Inc. S	524,543	5,527,990

Enerplus Corp. (Unit) S	108,953	3,189,872

Ensign Energy Services, Inc. S	268,224	4,724,906

Grande Cache Coal Corp. †	386,382	3,038,184

Harry Winston Diamond Corp. †	306,182	4,593,121

HudBay Minerals, Inc.	307,208	4,037,546

Industrial Alliance Insurance and Financial Services, Inc.	90,000	3,300,383

Inmet Mining Corp.	72,891	4,664,875

InnVest Real Estate Investment Trust R	713,600	3,322,968

Lululemon Athletica, Inc. †	99,899	5,461,927

Lundin Mining Corp. †	1,028,648	5,861,482

Methanex Corp.	167,861	4,355,729

Neo Material Technologies, Inc. †	343,000	3,141,905

Open Text Corp. †	119,874	7,101,242

Pason Systems, Inc.	159,861	2,136,922

COMMON STOCKS (98.8%)* cont.	Shares	Value

Canada cont.
Peyto Energy Trust (Units)	336,507	$7,587,516

Precision Drilling Trust (Units) †	400,100	5,581,175

Quadra Mining, Ltd. †	413,696	5,483,558

Sherritt International Corp.	497,500	2,758,667

TMX Group, Inc.	52,500	2,210,978

Trican Well Service, Ltd.	228,095	5,268,837

		96,532,464
China (1.5%)
AAC Acoustic Technologies Holdings, Inc.	2,060,000	4,338,711

Hopson Development Holdings, Ltd. S	4,026,000	3,241,951

Kingboard Chemical Holdings, Ltd.	494,000	1,915,099

Perfect World Co., Ltd. ADR †	104,600	2,245,762

Sinofert Holdings, Ltd.	4,772,000	1,477,627

SRE Group, Ltd.	38,402,000	2,395,587

		15,614,737
Denmark (1.4%)
East Asiatic Co., Ltd. A/S	65,976	1,623,874

GN Store Nord	557,812	3,905,184

H. Lundbeck A/S	206,456	4,555,276

Sydbank A/S	200,653	4,046,663

Torm A/S †	179,934	427,212

		14,558,209
Finland (0.7%)
Cramo OYJ	205,597	2,605,821

Poyry Group OYJ S	198,777	1,941,681

Tieto OYJ	174,900	2,646,922

		7,194,424
France (6.1%)
Arkema	47,488	3,689,199

Beneteau SA	184,788	3,098,784

Cap Gemini SA	124,890	5,072,641

Dassault Systemes SA	62,591	5,077,280

Havas Advertising SA	964,305	3,868,850

Ingenico S	128,924	5,259,885

Jacquet Metal Service †	90,517	1,521,844

M6-Metropole Television	191,833	4,081,613

Nexans SA	59,329	4,768,897

Nexity	108,616	4,515,798

Publicis Group SA	131,393	6,183,432

Rexel SA	249,227	4,720,945

SEB SA	38,014	3,770,745

Teleperformance	164,548	4,359,620

Valeo SA	97,418	5,136,989

		65,126,522
Germany (5.2%)
Aixtron SE NA S	88,518	1,985,727

Carl Zeiss Meditec AG	122,190	2,525,636

Celesio AG	129,783	2,161,088

COMMON STOCKS (98.8%)* cont.	Shares	Value

Germany cont.
Draegerwerk AG & Co., KGaA (Preference)	31,072	$3,110,905

ElringKlinger AG	106,186	2,695,500

Gerry Weber International AG	32,451	1,087,885

Gildemeister AG † S	246,817	4,252,064

HeidelbergCement AG	90,997	3,898,391

Heidelberger Druckmaschinen AG † S	432,135	900,643

Hugo Boss	17,352	1,603,547

Hugo Boss AG (Preference)	24,891	2,453,876

Krones AG S	29,921	2,025,198

Lanxess AG	61,490	3,834,679

Leoni AG	85,318	3,656,426

MTU Aero Engines Holding AG	64,985	4,422,450

Pfleiderer AG † S	1,157,916	823,894

Puma AG Rudolf Dassler Sport	14,361	4,981,454

Software AG	117,387	5,167,526

Stada Arzneimittel	83,539	2,943,965

Wincor Nixdorf AG	30,844	1,718,618

		56,249,472
Greece (0.8%)
Mytilineos Holdings SA	693,922	3,697,063

Public Power Corp. SA	129,079	1,112,431

Titan Cement Co. SA	170,867	3,257,620

		8,067,114
Hong Kong (1.0%)
Dah Sing Financial Group	751,600	2,958,465

VTech Holdings, Ltd.	321,000	3,698,944

Wing Hang Bank, Ltd.	448,500	4,306,046

		10,963,455
India (0.6%)
Hindalco Industries, Ltd.	766,685	2,524,630

Tata Iron & Steel Co., Ltd.	362,444	3,710,276

		6,234,906
Indonesia (0.1%)
Medco Energi Internasional Tbk PT	5,086,000	1,458,883

		1,458,883
Ireland (1.6%)
Charter International PLC	339,545	4,205,948

Kingspan Group PLC	565,381	5,094,013

UBM PLC	445,431	3,361,700

United Drug PLC	1,198,537	3,963,564

		16,625,225
Italy (3.1%)
A2A SpA S	1,950,100	2,702,735

Ansaldo STS SpA	319,916	2,897,591

Buzzi Unicem SpA †	212,627	2,128,099

Danieli & Co. SpA S	198,865	5,045,501

Gemina SpA †	3,816,000	3,604,036

Hera SpA	1,624,677	3,006,297

Indesit Co. SpA	278,683	2,197,543

COMMON STOCKS (98.8%)* cont.	Shares	Value

Italy cont.
Iride SpA	1,879,597	$2,513,294

Piaggio & C. SpA S	962,382	3,660,145

Recordati SpA	540,063	5,226,163

		32,981,404
Japan (22.8%)
Advance Residence Investment Corp. † R	2,340	4,889,703

Aeon Delight Co., Ltd.	160,600	3,408,394

Aica Kogyo Co., Ltd. †	184,100	2,560,215

ALPS Electric Co., Ltd.	306,100	2,796,612

Amano Corp.	250,700	2,245,619

Aoyama Trading Co., Ltd.	137,200	2,294,504

Brother Industries, Ltd.	241,300	3,184,950

Capcom Co., Ltd.	186,100	5,426,931

Central Glass Co., Ltd.	1,056,000	4,821,922

Chiyoda Integre Co., Ltd.	252,500	3,209,399

Daifuku Co., Ltd.	791,000	4,521,699

Dainippon Sumitomo Pharma Co., Ltd.	335,200	3,418,571

DeNA Co., Ltd.	98,400	5,108,412

Disco Corp.	60,900	2,928,566

FCC Co., Ltd.	167,500	3,734,917

Fujikura, Ltd.	648,000	2,551,767

Hitachi Chemical Co., Ltd.	244,300	4,255,449

Hitachi High-Technologies Corp.	184,200	3,497,173

Horiba, Ltd.	90,800	2,981,855

Ibiden Co., Ltd.	123,000	3,010,169

Itochu Techno-Solutions Corp.	42,700	1,841,724

Japan Aviation Electronics Industry, Ltd.	654,000	5,085,068

Japan Petroleum Exploration Co.	44,500	1,848,498

Japan Real Estate Investment Corp. R	429	4,327,264

JSR Corp.	259,400	4,703,532

Kansai Urban Banking Corp.	1,715,000	3,164,494

Keihin Corp.	234,200	4,401,343

Kenedix, Inc. † S	8,147	1,421,419

Kobayashi Pharmaceutical Co., Ltd.	32,200	1,657,556

Kose Corp.	122,200	3,129,071

Kuroda Electric Co., Ltd.	215,700	2,523,903

Mandom Corp.	89,600	2,687,176

Maruichi Steel Tube, Ltd.	124,700	2,803,479

Meitec Corp.	150,100	2,919,788

Melco Holdings, Inc.	78,700	2,155,635

Mirait Holdings Corp.	234,700	1,883,546

Mitsubishi Tanabe Pharma	276,700	4,667,665

Miura Co., Ltd.	36,400	986,373

Moshi Moshi Hotline, Inc.	257,550	4,882,345

Musashino Bank, Ltd. (The)	75,300	2,635,485

Nihon Kohden Corp.	196,600	5,129,216

COMMON STOCKS (98.8%)* cont.	Shares	Value

Japan cont.
Nihon Parkerizing Co., Ltd.	311,000	$4,171,506

Nippon Express Co., Ltd.	729,000	3,058,831

Nippon Konpo Unyu Soko Co.	257,000	2,833,863

Nishimatsuya Chain Co., Ltd.	315,400	2,774,873

Nissha Printing Co., Ltd. S	77,900	1,184,412

Nissin Kogyo Co., Ltd.	278,300	4,355,143

Nitto Denko Corp.	121,900	4,770,591

NOK Corp.	335,900	5,853,592

NTT Urban Development Corp.	2,722	2,074,128

Okinawa Electric Power Co., Inc. (The)	66,900	3,162,224

Ono Pharmaceutical Co., Ltd.	67,300	3,894,254

Pacific Metals Co., Ltd.	439,000	2,957,418

Sanwa Holdings Corp.	719,000	2,358,210

Seikagaku Corp.	189,300	2,036,863

Shin-Etsu Polymer Co., Ltd.	618,300	3,393,929

Shin-Kobe Electric Machinery Co., Ltd. S	303,000	5,335,371

Sohgo Security Services Co., Ltd.	284,300	3,176,327

Stanley Electric Co., Ltd.	171,300	2,472,199

Suruga Bank, Ltd. (The)	440,000	4,062,832

Suzuken Co., Ltd.	81,300	1,980,767

Taikisha, Ltd.	194,200	4,071,154

Tamron Co., Ltd.	210,800	5,804,105

Tokai Rika Co., Ltd.	181,200	3,123,702

Tokai Tokyo Financial Holdings, Inc.	661,000	2,167,612

Tokyu Land Corp.	881,000	3,616,874

Toppan Forms Co., Ltd.	210,300	1,679,493

Toshiba Machine Co., Ltd.	757,000	3,922,818

Toyoda Gosei Co., Ltd.	211,000	3,815,979

Toyota Boshoku Corp.	284,500	4,210,942

Union Tool Co.	207,700	3,922,121

Ushio, Inc.	92,500	1,529,133

Yamaha Corp.	217,400	2,452,583

Yamaha Motor Co., Ltd. †	176,100	2,647,142

		244,572,398
Mexico (0.7%)
CEMEX SAB de CV (Units) †	4,201,253	2,265,717

Grupo Financiero Banorte SAB de CV	1,237,900	5,037,574

		7,303,291
Netherlands (2.4%)
Aalberts Industries NV	226,891	4,223,800

Arcadis NV S	237,680	4,514,514

Hunter Douglas NV	111,087	5,189,657

Koninklijke BAM Groep NV	601,351	3,021,499

Mediq NV	200,806	3,543,859

Ordina NV †	570,051	1,661,239

USG People NV	215,057	2,174,238

Vastned Offices (Industrial) NV R	126,921	1,934,022

		26,262,828

COMMON STOCKS (98.8%)* cont.	Shares	Value

Norway (2.7%)
DNO International ASA † S	4,271,100	$4,666,428

Petroleum Geo-Services ASA †	343,746	4,333,897

Schibsted ASA	129,200	3,427,413

Ship Finance International, Ltd. S	198,971	3,163,639

Sparebank 1 SR Bank	544,884	4,517,449

TGS-NOPEC Geophysical Co. ASA	262,196	6,576,941

Veidekke ASA	341,400	2,539,792

		29,225,559
Poland (0.3%)
Warsaw Stock Exchange	197,762	3,262,125

		3,262,125
Portugal (0.1%)
Banco BPI SA † S	1,119,799	1,327,592

		1,327,592
Russia (0.3%)
Oriflame Cosmetics SA SDR S	65,389	2,948,089

		2,948,089
Singapore (0.8%)
Great Eastern Holdings, Ltd.	219,000	2,327,890

Neptune Orient Lines, Ltd.	2,471,000	2,370,284

Straits Asia Resources, Ltd.	1,579,000	3,570,929

		8,269,103
South Africa (0.5%)
African Rainbow Minerals, Ltd.	118,339	3,198,809

Aquarius Platinum, Ltd.	520,379	2,149,670

		5,348,479
South Korea (3.9%)
BS Financial Group, Inc. †	267,940	3,346,367

Daelim Industrial Co., Ltd.	45,612	4,973,319

Daum Communications Corp.	28,430	3,399,825

DGB Financial Group, Inc. †	340,110	4,975,237

GS Home Shopping, Inc.	36,979	4,488,610

Halla Climate Control	225,800	5,012,835

KP Chemical Corp.	104,880	1,993,836

LG Fashion Corp.	141,010	6,480,313

NHN Corp. †	31,147	6,094,987

Seah Besteel Corp.	24,634	1,524,607

		42,289,936
Spain (0.6%)
Fomento de Construcciones y Contratas SA S	100,490	2,616,508

Gestevision Telecinco SA S	511,999	3,712,672

		6,329,180
Sweden (1.9%)
AF AB Class B	168,120	2,778,447

CDON Group AB †	68,749	381,406

Eniro AB † S	1,632,783	4,371,116

Intrum Justita AB	312,467	4,578,109

Meda AB Class A	426,800	4,676,937

Modern Times Group AB Class B	65,378	3,374,713

		20,160,728

COMMON STOCKS (98.8%)* cont.	Shares	Value

Switzerland (5.7%)
Adecco SA †	85,712	$3,990,959

Baloise Holding AG Class R	48,296	4,277,908

Banque Cantonale Vaudoise (BCV)	14,148	8,228,701

Bucher Industries AG	27,071	4,902,874

Ferrexpo PLC	737,906	4,494,881

Forbo Holding AG †	6,911	3,434,310

Georg Fischer AG †	11,574	5,177,591

Helvetia Patria Holding	6,884	2,510,239

Logitech International SA † S	290,447	3,396,564

Nobel Biocare Holding AG	200,172	2,542,824

Partners Group Holding AG	56,159	9,555,946

Sika AG	1,999	4,507,877

Wolseley PLC	156,561	4,072,045

		61,092,719
Taiwan (2.3%)
Coretronic Corporation	2,413,000	2,169,503

Kinsus Interconnect Technology Corp.	1,312,000	4,783,375

Largan Precision Co., Ltd.	174,000	4,989,014

Novatek Microelectronics Corp., Ltd.	1,383,780	3,651,815

Powertech Technology, Inc. †	74,600	180,261

Radiant Opto-Electronics Corp.	1,431,130	4,708,024

TSRC Corp.	1,672,000	4,253,544

		24,735,536
Thailand (0.3%)
Thoresen Thai Agencies PCL	5,284,900	3,440,309

		3,440,309
United Kingdom (14.5%)
Aegis Group PLC	2,197,129	4,869,953

Amdocs, Ltd. †	144,592	3,971,942

Amlin PLC	629,060	3,185,861

Ashmore Group PLC	844,773	5,547,424

Ashtead Group PLC	2,224,357	4,245,057

Aveva Group PLC	210,940	5,390,429

Barratt Developments PLC †	2,059,297	2,750,013

Bellway PLC	108,900	1,064,459

Burberry Group PLC	289,978	6,483,607

Close Brothers Group PLC	295,213	3,472,977

Davis Service Group PLC	611,640	4,919,539

Debenhams PLC	2,497,219	2,169,346

Dragon Oil PLC	640,447	5,265,300

Firstgroup PLC	592,927	3,532,589

Hargreaves Lansdown, PLC	751,175	5,269,231

Hays PLC	2,141,482	2,625,128

Hiscox, Ltd.	741,670	4,280,490

Home Retail Group PLC	804,101	1,664,905

Inchcape PLC	611,468	3,202,834

Informa PLC	502,560	2,883,904

COMMON STOCKS (98.8%)* cont.	Shares	Value

United Kingdom cont.
Interserve PLC S	841,641	$4,372,593

JKX Oil & Gas PLC	960,960	2,924,380

Kazakhmys PLC	234,375	4,150,823

Keller Group PLC	228,479	1,375,027

Kier Group PLC	138,158	2,788,694

Man Group PLC	507,844	1,841,202

Meggitt Holdings PLC	820,870	4,591,470

Michael Page International PLC	623,646	3,941,295

Morgan Sindall PLC	227,277	2,288,381

National Express Group PLC	988,382	4,025,256

Next PLC	150,289	5,751,025

Persimmon PLC	427,929	3,156,527

Rathbone Brothers	284,090	4,883,404

Regus PLC	644,952	792,683

Savills PLC	876,562	4,455,713

Schroders PLC	244,475	5,890,912

Segro PLC R	348,333	1,463,173

SIG PLC †	1,915,429	3,234,410

Speedy Hire PLC	5,693,221	2,282,002

Subsea 7 SA †	192,353	4,458,113

Taylor Wimpey PLC †	6,398,238	3,447,893

Travis Perkins PLC	248,805	3,334,474

Vedanta Resources PLC	144,421	3,296,509

		155,540,947
United States (0.9%)
Aircastle, Ltd. S	64,147	755,010

Aspen Insurance Holdings, Ltd. S	179,714	4,314,933

Axis Capital Holdings, Ltd.	62,562	1,793,027

Herbalife, Ltd.	50,574	2,822,025

		9,684,995

Total common stocks (cost $953,562,988)		$1,058,873,385

U.S. TREASURY OBLIGATIONS (—%)*[i]	Principal amount	Value

U.S. Treasury Inflation Protected Securities
1 3/8s July 15, 2018	$164,352	$184,678
1/4s April 15, 2016	38,862	40,679

Total U.S. treasury obligations (cost $225,357)		$225,357

U.S. GOVERNMENT AGENCY
MORTGAGE OBLIGATIONS (—%)*[i]	Principal amount	Value

Federal National Mortgage Association Pass-Through
Certificates 5.00%, April 1, 2038	$158,793	$170,995

Total U.S. government agency mortgage obligations (cost $170,995)		$170,995

SHORT-TERM INVESTMENTS (7.0%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.17% [d]	62,643,173	$62,643,173

Putnam Money Market Liquidity Fund 0.05% [e]	9,631,265	9,631,265

U.S. Treasury Bills with effective yields ranging from
0.082% to 0.112%, July 26, 2012 ##	$625,000	624,410

U.S. Treasury Bills with an effective yield of 0.088%,
May 3, 2012 ##	361,000	360,783

U.S. Treasury Bills with effective yields ranging from
0.047% to 0.064%, February 9, 2012 ##	718,000	717,832

U.S. Treasury Bills with effective yields ranging from
0.091% to 0.096%, November 17, 2011 ##	522,000	521,894

U.S. Treasury Bills with an effective yield of 0.129%,
October 20, 2011 ##	200,000	199,939

Total short-term investments (cost $74,699,296)		$74,699,296

TOTAL INVESTMENTS

Total investments (cost $1,028,658,636)		$1,133,969,033

Key to holding’s abbreviations

ADR	American Depository Receipts
SDR	Swedish Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2010 through August 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $1,071,983,399.

† Non-income-producing security.

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

At the close of the reporting period, the fund maintained liquid assets totaling $2,526,644 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

ADR or SDR, after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $380,100,844)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America, N.A.

	Australian Dollar	Buy	9/21/11	$2,217,716	$2,264,481	$(46,765)

	British Pound	Buy	9/21/11	1,532,758	1,536,046	(3,288)

	Canadian Dollar	Buy	9/21/11	5,007,419	5,122,855	(115,436)

	Euro	Buy	9/21/11	14,688,333	14,363,778	324,555

	Norwegian Krone	Sell	9/21/11	7,932,784	7,856,378	(76,406)

	Swedish Krona	Buy	9/21/11	1,391,928	1,376,155	15,773

	Barclays Bank PLC

	British Pound	Buy	9/21/11	2,975,716	2,983,035	(7,319)

	Canadian Dollar	Buy	9/21/11	3,560,353	3,549,694	10,659

	Euro	Buy	9/21/11	7,359,334	7,246,226	113,108

	Hong Kong Dollar	Buy	9/21/11	3,499,502	3,495,470	4,032

	Japanese Yen	Sell	9/21/11	5,454,189	5,417,607	(36,582)

	Norwegian Krone	Buy	9/21/11	321,800	318,553	3,247

	Swedish Krona	Buy	9/21/11	820,650	811,002	9,648

	Citibank, N.A.

	Australian Dollar	Buy	9/21/11	4,318,879	4,410,235	(91,356)

	British Pound	Sell	9/21/11	3,967,405	3,976,430	9,025

	Danish Krone	Sell	9/21/11	7,453,886	7,360,502	(93,384)

	Euro	Buy	9/21/11	19,346,360	19,105,531	240,829

	Hong Kong Dollar	Sell	9/21/11	1,536,185	1,534,523	(1,662)

	Norwegian Krone	Sell	9/21/11	721,142	714,433	(6,709)

	Singapore Dollar	Buy	9/21/11	3,436,669	3,435,012	1,657

	Swedish Krona	Buy	9/21/11	1,936,431	1,914,293	22,138

	Swiss Franc	Buy	9/21/11	2,665,746	2,743,565	(77,819)

	Credit Suisse AG

	Australian Dollar	Buy	9/21/11	439,982	716,371	(276,389)

	British Pound	Buy	9/21/11	1,316,785	1,319,634	(2,849)

	Canadian Dollar	Buy	9/21/11	3,927,095	4,015,488	(88,393)

	Euro	Buy	9/21/11	9,701,215	9,583,218	117,997

	Japanese Yen	Sell	9/21/11	11,648,380	11,560,330	(88,050)

	Norwegian Krone	Sell	9/21/11	8,537,668	8,569,694	32,026

	Swedish Krona	Buy	9/21/11	91,712	90,581	1,131

	Deutsche Bank AG

	Australian Dollar	Buy	9/21/11	1,899,833	1,939,717	(39,884)

	British Pound	Sell	9/21/11	5,552,776	5,564,894	12,118

	Canadian Dollar	Buy	9/21/11	4,409,689	4,509,933	(100,244)

	Euro	Buy	9/21/11	13,703,504	13,534,730	168,774

	Swedish Krona	Buy	9/21/11	2,353,710	2,324,953	28,757

	Swiss Franc	Buy	9/21/11	3,270,066	3,363,462	(93,396)

	Goldman Sachs International

	Australian Dollar	Buy	9/21/11	4,806,207	4,906,745	(100,538)

	British Pound	Sell	9/21/11	971,715	974,004	2,289

	Euro	Sell	9/21/11	9,412,380	9,294,361	(118,019)

	Japanese Yen	Sell	9/21/11	9,819,054	9,749,444	(69,610)

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $380,100,844) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Norwegian Krone	Buy	9/21/11	$3,566,845	$3,529,233	$37,612

	Swedish Krona	Buy	9/21/11	2,146,490	2,118,120	28,370

HSBC Bank USA, National Association

	Australian Dollar	Buy	9/21/11	3,029,538	3,094,332	(64,794)

	British Pound	Buy	9/21/11	2,258,297	2,264,254	(5,957)

	Euro	Sell	9/21/11	14,033,745	13,863,344	(170,401)

	Hong Kong Dollar	Sell	9/21/11	833,532	832,528	(1,004)

	Norwegian Krone	Sell	9/21/11	6,850,046	6,788,517	(61,529)

	Swiss Franc	Buy	9/21/11	7,630,693	7,855,662	(224,969)

JPMorgan Chase Bank, N.A.

	Australian Dollar	Buy	9/21/11	1,893,328	1,813,378	79,950

	British Pound	Buy	9/21/11	5,490,420	5,502,605	(12,185)

	Canadian Dollar	Buy	9/21/11	7,275,344	7,443,101	(167,757)

	Euro	Sell	9/21/11	6,365,735	6,326,027	(39,708)

	Hong Kong Dollar	Sell	9/21/11	466,970	466,459	(511)

	Japanese Yen	Sell	9/21/11	11,350,417	11,271,486	(78,931)

	Norwegian Krone	Buy	9/21/11	516,606	511,413	5,193

	Singapore Dollar	Buy	9/21/11	2,046,338	2,044,542	1,796

	Swedish Krona	Sell	9/21/11	1,810,721	1,789,462	(21,259)

	Swiss Franc	Buy	9/21/11	583,812	600,639	(16,827)

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	9/21/11	1,556,997	1,588,151	(31,154)

	British Pound	Buy	9/21/11	3,264,925	3,271,246	(6,321)

	Canadian Dollar	Buy	9/21/11	5,970,667	6,100,219	(129,552)

	Euro	Sell	9/21/11	15,629,456	15,505,296	(124,160)

	Israeli Shekel	Buy	9/21/11	2,976,874	3,036,862	(59,988)

	Japanese Yen	Sell	9/21/11	1,053,079	981,328	(71,751)

	Swedish Krona	Sell	9/21/11	428,617	423,479	(5,138)

	Swiss Franc	Buy	9/21/11	4,942,574	5,080,815	(138,241)

State Street Bank and Trust Co.

	Australian Dollar	Buy	9/21/11	1,835,638	1,874,253	(38,615)

	Canadian Dollar	Sell	9/21/11	1,818,300	1,860,373	42,073

	Euro	Buy	9/21/11	3,015,447	2,978,476	36,971

	Israeli Shekel	Buy	9/21/11	420,871	493,835	(72,964)

	Norwegian Krone	Sell	9/21/11	8,128,745	8,052,310	(76,435)

	Swedish Krona	Sell	9/21/11	2,867,164	2,833,847	(33,317)

UBS AG

	Australian Dollar	Buy	9/21/11	651,228	664,955	(13,727)

	British Pound	Buy	9/21/11	6,777,975	6,848,624	(70,649)

	Canadian Dollar	Buy	9/21/11	1,709,288	1,748,017	(38,729)

	Euro	Sell	9/21/11	5,978,417	5,905,451	(72,966)

	Israeli Shekel	Buy	9/21/11	2,976,846	3,033,101	(56,255)

	Norwegian Krone	Buy	9/21/11	8,734,692	8,650,403	84,289

FORWARD CURRENCY CONTRACTS at 8/31/11 (aggregate face value $380,100,844) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Swedish Krona	Buy	9/21/11	$2,953,594	$2,916,735	$36,859

	Swiss Franc	Buy	9/21/11	11,435	11,768	(333)

Westpac Banking Corp.

	Australian Dollar	Sell	9/21/11	1,592,187	1,625,150	32,963

	British Pound	Buy	9/21/11	5,170,033	5,181,284	(11,251)

	Canadian Dollar	Sell	9/21/11	192,609	197,074	4,465

	Euro	Buy	9/21/11	13,188,805	13,027,975	160,830

	Japanese Yen	Sell	9/21/11	4,616,262	4,541,352	(74,910)

Total						$(1,857,252)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Australia	$—	$55,950,612	$—

Austria	—	8,030,390	—

Belgium	—	7,637,666	—

Brazil	3,854,088	—	—

Canada	96,532,464	—	—

China	2,245,762	13,368,975	—

Denmark	—	14,558,209	—

Finland	—	7,194,424	—

France	—	65,126,522	—

Germany	—	56,249,472	—

Greece	—	8,067,114	—

Hong Kong	—	10,963,455	—

India	—	6,234,906	—

Indonesia	—	1,458,883	—

Ireland	—	16,625,225	—

Italy	—	32,981,404	—

Japan	—	244,572,398	—

Mexico	7,303,291	—	—

Netherlands	—	26,262,828	—

Norway	3,163,639	26,061,920	—

Poland	—	3,262,125	—

Portugal	—	1,327,592	—

Russia	—	2,948,089	—

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks cont.:

Singapore	$—	$8,269,103	$—

South Africa	—	5,348,479	—

South Korea	—	42,289,936	—

Spain	—	6,329,180	—

Sweden	—	20,160,728	—

Switzerland	—	61,092,719	—

Taiwan	—	24,735,536	—

Thailand	—	3,440,309	—

United Kingdom	3,971,942	151,569,005	—

United States	9,684,995	—	—

Total common stocks	126,756,181	932,117,204	—

U.S. government agency mortgage obligations	—	170,995	—

U.S. Treasury obligations	—	225,357	—

Short-term investments	9,631,265	65,068,031	—

Totals by level	$136,387,446	$997,581,587	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(1,857,252)	$—

Totals by level	$—	$(1,857,252)	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 8/31/11

ASSETS

Investment in securities, at value, including $60,432,319 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $956,384,198)	$1,061,694,595
Affiliated issuers (identified cost $72,274,438) (Notes 1 and 6)	72,274,438

Cash	10

Foreign currency (cost $818,033) (Note 1)	815,219

Dividends, interest and other receivables	5,805,756

Foreign Tax reclaim	408,837

Receivable for shares of the fund sold	1,458,919

Receivable for investments sold	1,063,140

Unrealized appreciation on forward currency contracts (Note 1)	1,669,134

Total assets	1,145,190,048

LIABILITIES

Payable for investments purchased	2,489,169

Payable for shares of the fund repurchased	2,169,660

Payable for compensation of Manager (Note 2)	673,012

Payable for investor servicing fees (Note 2)	265,933

Payable for custodian fees (Note 2)	122,440

Payable for Trustee compensation and expenses (Note 2)	191,229

Payable for administrative services (Note 2)	4,793

Payable for distribution fees (Note 2)	510,198

Unrealized depreciation on forward currency contracts (Note 1)	3,526,386

Collateral on securities loaned, at value (Note 1)	62,643,173

Collateral on certain derivative contracts, at value (Note 1)	396,352

Other accrued expenses	214,304

Total liabilities	73,206,649

Net assets	$1,071,983,399

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,156,813,266

Undistributed net investment income (Note 1)	28,362,433

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(216,685,607)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	103,493,307

Total — Representing net assets applicable to capital shares outstanding	$1,071,983,399

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($754,251,067 divided by 23,228,556 shares)	$32.47

Offering price per class A share (100/94.25 of $32.47)*	$34.45

Net asset value and offering price per class B share ($30,517,232 divided by 951,212 shares)**	$32.08

Net asset value and offering price per class C share ($53,823,012 divided by 1,676,226 shares)**	$32.11

Net asset value and redemption price per class M share ($9,012,807 divided by 279,747 shares)	$32.22

Offering price per class M share (100/96.50 of $32.22)*	$33.39

Net asset value, offering price and redemption price per class R share
($107,047,462 divided by 3,350,185 shares)	$31.95

Net asset value, offering price and redemption price per class Y share
($117,331,819 divided by 3,605,877 shares)	$32.54

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 8/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $2,807,069)	$28,815,552

Interest (including interest income of $5,362 from investments in affiliated issuers) (Note 6)	16,173

Securities lending (Note 1)	1,200,057

Total investment income	30,031,782

EXPENSES

Compensation of Manager (Note 2)	10,498,610

Investor servicing fees (Note 2)	3,844,973

Custodian fees (Note 2)	215,812

Trustee compensation and expenses (Note 2)	107,542

Administrative services (Note 2)	31,081

Distribution fees — Class A (Note 2)	2,228,624

Distribution fees — Class B (Note 2)	407,857

Distribution fees — Class C (Note 2)	630,924

Distribution fees — Class M (Note 2)	79,447

Distribution fees — Class R (Note 2)	525,101

Other	435,952

Total expenses	19,005,923

Expense reduction (Note 2)	(81,792)

Net expenses	18,924,131

Net investment income	11,107,651

Net realized gain on investments (Notes 1 and 3)	120,819,267

Net realized gain on foreign currency transactions (Note 1)	9,525,037

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	2,392,746

Net unrealized appreciation of investments during the year	41,002,971

Net gain on investments	173,740,021

Net increase in net assets resulting from operations	$184,847,672

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 8/31/11	Year ended 8/31/10

Operations:
Net investment income	$11,107,651	$7,341,840

Net realized gain on investments
and foreign currency transactions	130,344,304	69,593,798

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	43,395,717	(94,874,352)

Net increase (decrease) in net assets resulting from operations	184,847,672	(17,938,714)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,949,063)	(3,489,296)

Class B	—	—

Class C	(95,983)	—

Class M	(40,431)	—

Class R	(655,754)	(237,266)

Class Y	(1,341,362)	(671,445)

Increase in capital from settlement payments (Note 7)	4,263,244	382,561

Redemption fees (Note 1)	53,786	93,447

Decrease from capital share transactions (Note 4)	(210,794,134)	(59,687,344)

Total decrease in net assets	(31,712,025)	(81,548,057)

NET ASSETS

Beginning of year	1,103,695,424	1,185,243,481

End of year (including undistributed net investment
income of $28,362,433 and $8,099,500, respectively)	$1,071,983,399	$1,103,695,424

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2011	$28.17	.33	4.14	4.47	(.30)	—	(.30)	—	.13 [e,f]	$32.47	16.26	$754,251	1.47	.95	23
August 31, 2010	28.69	.20	(.61)	(.41)	(.12)	—	(.12)	—	.01 [g]	28.17	(1.43)	793,406	1.64 [h]	.66	27
August 31, 2009	32.09	.39	(3.35)	(2.96)	(.47)	—	(.47)	—	.03 [i,j]	28.69	(8.33)	874,265	1.64 [h,k]	1.78 [k]	84
August 31, 2008	41.54	.63	(8.27)	(7.64)	(1.50)	(.31)	(1.81)	—	—	32.09	(19.01)	1,259,641	1.47 [k]	1.68 [k]	41
August 31, 2007	33.00	.45	8.83	9.28	(.74)	—	(.74)	—	—	41.54	28.43	1,432,999	1.49 [k]	1.15 [k]	37

Class B
August 31, 2011	$27.80	.05	4.10	4.15	—	—	—	—	.13 [e,f]	$32.08	15.40	$30,517	2.22	.15	23
August 31, 2010	28.42	(.06)	(.57)	(.63)	—	—	—	—	.01 [g]	27.80	(2.18)	41,441	2.39 [h]	(.19)	27
August 31, 2009	31.30	.22	(3.10)	(2.88)	(.03)	—	(.03)	—	.03 [i,j]	28.42	(9.04)	72,873	2.39 [h,k]	1.04 [k]	84
August 31, 2008	40.45	.27	(7.99)	(7.72)	(1.12)	(.31)	(1.43)	—	—	31.30	(19.61)	166,262	2.22 [k]	.74 [k]	41
August 31, 2007	32.15	.13	8.64	8.77	(.47)	—	(.47)	—	—	40.45	27.45	416,584	2.24 [k]	.36 [k]	37

Class C
August 31, 2011	$27.87	.07	4.09	4.16	(.05)	—	(.05)	—	.13 [e,f]	$32.11	15.38	$53,823	2.22	.20	23
August 31, 2010	28.48	(.03)	(.59)	(.62)	—	—	—	—	.01 [g]	27.87	(2.14)	55,847	2.39 [h]	(.10)	27
August 31, 2009	31.61	.22	(3.20)	(2.98)	(.18)	—	(.18)	—	.03 [i,j]	28.48	(9.02)	62,683	2.39 [h,k]	1.02 [k]	84
August 31, 2008	40.96	.33	(8.14)	(7.81)	(1.23)	(.31)	(1.54)	—	—	31.61	(19.63)	99,261	2.22 [k]	.89 [k]	41
August 31, 2007	32.57	.15	8.74	8.89	(.50)	—	(.50)	—	—	40.96	27.48	128,552	2.24 [k]	.39 [k]	37

Class M
August 31, 2011	$27.95	.16	4.11	4.27	(.13)	—	(.13)	—	.13 [e,f]	$32.22	15.71	$9,013	1.97	.46	23
August 31, 2010	28.50	.04	(.60)	(.56)	—	—	—	—	.01 [g]	27.95	(1.93)	9,345	2.14 [h]	.15	27
August 31, 2009	31.66	.28	(3.23)	(2.95)	(.24)	—	(.24)	—	.03 [i,j]	28.50	(8.79)	10,957	2.14 [h,k]	1.28 [k]	84
August 31, 2008	40.97	.40	(8.12)	(7.72)	(1.28)	(.31)	(1.59)	—	—	31.66	(19.40)	17,334	1.97 [k]	1.08 [k]	41
August 31, 2007	32.57	.24	8.73	8.97	(.57)	—	(.57)	—	—	40.97	27.77	28,812	1.99 [k]	.63 [k]	37

Class R
August 31, 2011	$27.73	.26	4.06	4.32	(.23)	—	(.23)	—	.13 [e,f]	$31.95	15.99	$107,047	1.72	.76	23
August 31, 2010	28.29	.15	(.63)	(.48)	(.09)	—	(.09)	—	.01 [g]	27.73	(1.67)	85,829	1.89 [h]	.51	27
August 31, 2009	31.72	.31	(3.31)	(3.00)	(.46)	—	(.46)	—	.03 [i,j]	28.29	(8.55)	58,878	1.89 [h,k]	1.42 [k]	84
August 31, 2008	41.17	.58	(8.23)	(7.65)	(1.49)	(.31)	(1.80)	—	—	31.72	(19.21)	23,843	1.72 [k]	1.59 [k]	41
August 31, 2007	32.78	.42	8.70	9.12	(.73)	—	(.73)	—	—	41.17	28.10	8,008	1.74 [k]	1.03 [k]	37

Class Y
August 31, 2011	$28.22	.44	4.13	4.57	(.38)	—	(.38)	—	.13 [e,f]	$32.54	16.58	$117,332	1.22	1.27	23
August 31, 2010	28.73	.29	(.63)	(.34)	(.18)	—	(.18)	—	.01 [g]	28.22	(1.19)	117,828	1.39 [h]	.97	27
August 31, 2009	32.21	.43	(3.38)	(2.95)	(.56)	—	(.56)	—	.03 [i,j]	28.73	(8.11)	105,588	1.39 [h,k]	2.00 [k]	84
August 31, 2008	41.69	.72	(8.30)	(7.58)	(1.59)	(.31)	(1.90)	—	—	32.21	(18.82)	117,703	1.22 [k]	1.93 [k]	41
August 31, 2007	33.10	.53	8.88	9.41	(.82)	—	(.82)	—	—	41.69	28.76	99,570	1.24 [k]	1.36 [k]	37

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	43

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding as of December 21, 2010.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted $0.12 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted $0.01 per share outstanding on May 11, 2011 (Note 7).

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to $0.01 per share outstanding as of March 30, 2010.

h Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to less than 0.01% of average net assets as of August 31, 2010 and August 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to $0.02 per share outstanding as of May 21, 2009.

j Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to $0.01 per share outstanding as of June 23, 2009.

k Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

August 31, 2009	0.07%

August 31, 2008	<0.01

August 31, 2007	<0.01

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 8/31/11

Note 1: Significant accounting policies

Putnam International Capital Opportunities Fund (the fund) is a diversified series of Putnam Investment Funds (the trust), which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation by investing mainly in common stocks (growth or value stocks or both) of small and midsize companies outside the United States that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 90 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from September 1, 2010 through August 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $442,800,000 on forward currency contracts for the reporting period.

E) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,167,294 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $860,685.

F) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $60,666,397 which includes an amount for securities that are deemed worthless at period end. The fund received cash collateral of $62,643,173.

G) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

H) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2011, the fund had a capital loss carryover of $209,739,714 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$123,465,164	August 31, 2017

86,274,550	August 31, 2018

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, realized gains and losses on passive foreign investment companies, unrealized gains and losses on passive foreign investment companies and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $19,237,875 to increase undistributed net investment income and $4,263,247 to decrease paid-in-capital, with an increase to accumulated net realized losses of $14,974,628.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$217,600,066
Unrealized depreciation	(119,235,562)

Net unrealized appreciation	98,364,504
Undistributed ordinary income	26,594,256
Capital loss carryforward	(209,739,714)
Cost for federal income tax purposes	$1,035,604,529

K) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,
1.030%	of the next $5 billion,
0.980%	of the next $10 billion,
0.930%	of the next $10 billion,
0.880%	of the next $50 billion,
0.860%	of the next $50 billion,
0.850%	of the next $100 billion,
0.845%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the S&P Developed/Ex-U.S. SmallCap Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.93% of the fund’s average net assets before a decrease of $1,054,998 (0.09% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances.

The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,918 under the expense offset arrangements and by $79,874 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $862, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,041 and $270 from the sale of class A and class M shares, respectively, and received $37,828 and $1,073 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $14 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $283,459,247 and $477,433,166, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/11		Year ended 8/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	2,788,900	$97,308,627	5,422,898	$163,504,444

Shares issued in connection with
reinvestment of distributions	206,126	7,169,074	108,669	3,237,132

	2,995,026	104,477,701	5,531,567	166,741,576

Shares repurchased	(7,934,853)	(274,871,779)	(7,840,989)	(233,397,488)

Net decrease	(4,939,827)	$(170,394,078)	(2,309,422)	$(66,655,912)

	Year ended 8/31/11		Year ended 8/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	73,430	$2,519,881	142,635	$4,297,190

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	73,430	2,519,881	142,635	4,297,190

Shares repurchased	(612,969)	(21,006,671)	(1,216,338)	(36,287,271)

Net decrease	(539,539)	$(18,486,790)	(1,073,703)	$(31,990,081)

	Year ended 8/31/11		Year ended 8/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	100,077	$3,476,245	272,316	$8,197,669

Shares issued in connection with
reinvestment of distributions	2,367	81,865	—	—

	102,444	3,558,110	272,316	8,197,669

Shares repurchased	(430,328)	(14,760,402)	(468,920)	(13,906,875)

Net decrease	(327,884)	$(11,202,292)	(196,604)	$(5,709,206)

	Year ended 8/31/11		Year ended 8/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	7,681	$270,081	35,689	$1,071,525

Shares issued in connection with
reinvestment of distributions	1,107	38,341	—	—

	8,788	308,422	35,689	1,071,525

Shares repurchased	(63,415)	(2,154,182)	(85,821)	(2,530,056)

Net decrease	(54,627)	$(1,845,760)	(50,132)	$(1,458,531)

	Year ended 8/31/11		Year ended 8/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	2,319,142	$79,460,151	2,862,871	$85,619,860

Shares issued in connection with
reinvestment of distributions	18,277	626,735	7,724	226,935

	2,337,419	80,086,886	2,870,595	85,846,795

Shares repurchased	(2,082,185)	(71,099,359)	(1,856,644)	(54,805,882)

Net increase	255,234	$8,987,527	1,013,951	$31,040,913

	Year ended 8/31/11		Year ended 8/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,615,777	$56,396,633	2,442,620	$72,780,427

Shares issued in connection with
reinvestment of distributions	30,498	1,061,319	17,496	521,192

	1,646,275	57,457,952	2,460,116	73,301,619

Shares repurchased	(2,215,409)	(75,310,693)	(1,960,304)	(58,216,146)

Net increase (decrease)	(569,134)	$(17,852,741)	499,812	$15,085,473

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$1,669,134	Payables	$3,526,386

Total		$1,669,134		$3,526,386

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$13,223,684	$13,223,684

Total	$13,223,684	$13,223,684

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$2,323,101	$2,323,101

Total	$2,323,101	$2,323,101

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $5,362 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $239,582,128 and $230,012,005, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $4,033,325 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $199,606 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the period, interest and dividends from foreign countries were $31,542,219 or $0.95 per share (for all classes of shares). Taxes paid to foreign countries were $2,807,069 or $0.08 per share (for all classes of shares).

For its tax year ended August 31, 2011, the fund hereby designates 58.52%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the tax year ended August 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $2,017 of distributions paid as qualifying to be taxed as interest-related dividends, and $— to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund
Retirement Income Fund Lifestyle 2
Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
PricewaterhouseCoopers LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam International Capital Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN011
269874 10/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2011	$104,942	$--	$10,035	$ —
August 31, 2010	$102,358	$--	$11,998	$1,605*

*	Includes fees of $1,605 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended August 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended August 31, 2011 and August 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $142,417 and $373,256 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to procedures necessitated by regulatory and litigation matters

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2011	$ —	$112,505	$ —	$ —

August 31, 2010	$ —	$203,601	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: During the period, State Street Bank and Trust Company, which provides certain administrative, pricing and bookkeeping services for the Putnam funds pursuant to an agreement with Putnam Investment Management, LLC, began utilizing different accounting systems and systems support in providing services for the fund.

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 27, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 27, 2011